UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2019

AVANT DIAGNOSTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54004	82-4751804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 30th Street NW Suite 107

Washington, D.C. 20007

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (708) 710-9200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement

Between April 3 and April 5, 2019, Avant Diagnostics, Inc. (the “Company”) entered into securities purchase agreements (the “Series D Purchase Agreement”) with accredited investors (the “Series D Investors”) pursuant to which the Company sold an aggregate of one hundred thousand (100,000) shares of its series D convertible preferred stock (the “Series D Preferred Stock”) for aggregate gross proceeds of $100,000. The terms of the Series D Preferred Stock are set forth under Items 3.02, 3.03 and 5.03 of the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 25, 2019 and incorporated herein by reference.

As soon as practicable after the final closing of the offering, the Company shall use commercially reasonable efforts to take all necessary actions and to obtain stockholder approval (“Stockholder Approval”) to, among other things, undertake a reverse stock split of the Company’s common stock (the “Reverse Split”). Until the consummation of the Reverse Split, the Series D Investors appointed the AVDX Investors Group LLC as its attorney-in-fact for the purpose of carrying out the Stockholder Approval.

Beginning on the six month anniversary of the final closing of the offering, on or prior to the sixtieth (60th) calendar day after the date of receipt of written demand from holders of at least 51% of Registrable Securities (as defined in the Series D Purchase Agreement), the Company shall prepare and file with the SEC a registration statement covering the resale of all of the Registrable Securities that are not then registered on an effective registration statement.

The foregoing information is a summary of the agreements involved in the transaction described above, is not complete, and is qualified in its entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibit 3.1 and Exhibit 10.1 and incorporated herein by reference. Readers should review such agreements for a complete understanding of the terms and conditions associated with this transaction.

The Series D Preferred Stock sold were not registered under the Securities Act or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering. The Series D Investors are each an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act. This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description of Exhibit

3.1	Certificate of Designation of Preferences, Rights and Limitations of Series D Preferred Stock, filed with the Nevada Secretary of State on March 15, 2019 (filed as Exhibit 3.2 to the Company’s Current Report on Form 8-K as filed with the Commission on March 26, 2019 and incorporated herein by reference).
10.1	Form of Subscription Agreement for the Series D Preferred Stock Financing (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K as filed with the Commission on March 26, 2019 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANT DIAGNOSTICS, INC.

Dated: April 9, 2019	By:	/s/ Mick Ruxin
Mick Ruxin, M.D.
Chief Executive Officer